Exhibit 99.1



                            CERTIFICATION PURSUANT TO
                               18 U.S.C. ss.1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


In connection with the Annual Report for the Select Comfort Profit Sharing and 401(k) Plan (the "Plan") on Form 11-K for the period ended December 31, 2003 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned, William R. McLaughlin, Chief Executive Officer of Select Comfort Corporation, solely for the purposes of 18 U.S.C. ss.1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, does hereby certify that:

        (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

        (2) The information contained in the Report fairly presents, in all material respects, the net assets available for benefits and changes in net assets available for benefits of the Plan.



                                                       /s/ William R. McLaughlin
                                                       -------------------------
                                                       William R. McLaughlin
                                                       Chief Executive Officer
                                                       June 28, 2004